ALY
ENERGY SERVICES

INVESTOR PRESENTATION

June 2015

FORWARD-LOOKING STATEMENTS

Safe Harbor Statement and Disclaimer

This investor presentation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management's current views concerning future events, trends, contingencies or results, appear at various places throughout this presentation and may use words like "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would."

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, among other things, that our business depends on domestic drilling activity and spending by the oil and natural gas industry in the U.S. and that our business may be adversely affected by industry conditions that are beyond our control. Further information about our business, including information about factors that could materially affect our results of operations and financial condition, is contained in the Company's filings with the SEC, including our most recently filed Annual Report on Form 10-K.

The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made.

Outline

- Company Overview, Vision and Strategy
- Operations
- Financials
- Investment Highlights

Vision

To create a multi-faceted oilfield service company through both organic growth and acquisitions which provides our customers with best-in-class operators and the highest quality equipment and service in a cost effective manner while maintaining maximum safety standards.

History and Acquisitions

- July 2012 – Founded
- October 2012 - Acquired Austin Chalk Petroleum Services
- April 2014 – Acquired United Centrifuge USA
- July 2014 – Acquired Evolution Guidance Systems
- August 2014 – Equipment Acquisition from United Centrifuge Ltd. (SAK)

Leadership

- Munawar "Micki" H. Hidayatallah – Chairman & CEO
- Mark C. Patterson- President & COO
- Alya Hidayatallah- CFO

Executing Our Strategy

Completed 3 acquisitions in 2 years and invested more than $25.0 million in CAPEX enabling us to execute our 3 point growth strategy:

1. Expand and diversify the customer base
2. Expand the geographic footprint to every major U.S. shale oil and gas basin
3. Increase market penetration with packaged services and an integrated sales force

Transition Period: First Half 2015

Mitigating the Impact of Current Market Conditions

- Sacrifice price for utilization
- Create innovative price points
- Promote cross-selling to provide a "bundled pricing" model
- Return all sub-rentals and avoid using third party services
- Ask vendors to "share our pain" by lowering their prices 15-20%
- Reduce field and administrative personnel to a core group
- Decrease payroll expense through both headcount reduction and wage cuts
- Focus on improving productivity
- Launch new service line providing interstate trucking services to transport equipment on behalf of third parties

ALY ENERGY SERVICES

OPERATIONS



Product and Service Offerings

- Solids Control and Closed Loop Systems
- Fluid Delivery Systems with Surface Rental Equipment and Containment
- Directional Drilling and MWD Service

Basins In Which We Operate


Mississippian
Cana Woodford
Granite Wash
Barnett
Permian
Eagle Ford
Woodbine
Appalachian
Marcellus/Utica
Haynesville-Bossier
Tuscaloosa

Strengths

- Experienced Management Team
- Best in class operators
- Product differentiation
- Complete service offerings
- Large geographic footprint
- Diversified customer base

Customer Diversification

- Customer Profile: Mid-Large cap E&P companies operating in the major North American shale plays
- Number of revenue generating customers increased over 25% in 2014 when compared to 2013



Customer Diversification
120
100
80
60
40
20
0
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2012
2013
2014
# of Revenue Generating Customers
Top 10 Customers as % of Revenue

Consolidation and Reorganization

- Create a fully integrated organization with 3 departments (Operations, Finance, and Shared Services) by merging acquired entities
- Comprehensive efforts surrounding all facets of HSE, Quality Control and Quality Assurance
- Focused management of all aspects of Sales, Marketing and Business Development

The Aly Promise

Defined by product differentiation and the ability to provide exclusive and highly customizable services, we guarantee premium quality, competitive pricing, less downtime and a streamlined solution for your business.

ALY
ENERGY SERVICES

FINANCIALS

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.

We define EBITDA as earnings (net income) before interest, income taxes, depreciation and amortization. Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We also make certain adjustments to EBITDA for (i) non-recurring expenses, primarily professional fees related to acquisitions, and (ii) non-cash charges, such as bad debt expense, share-based compensation expense, and the changes in fair value of our liability for contingent payments, to derive a normalized EBITDA run-rate excluding additional non-recurring costs and non-cash expenses ("Adjusted EBITDA"), which we believe is a useful measure of operating results and the underlying cash generating capability of our business.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, these metrics should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as supplemental financial measures that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay deferred taxes and fund growth and maintenance capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter to quarter and year to year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as supplemental internal measures for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) as a significant criteria for annual incentive cash compensation paid to our executive officers and management; (iii) as a reference point to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iv) as an assessment of our ability to service existing fixed charges and incur additional indebtedness.

Please refer to the tables on slides 26 and 27 which provide the detailed components of EBITDA and Adjusted EBITDA as we define that term for the years ended December 31, 2014 and 2013, respectively, on an actual and pro forma basis.

Set forth below are the material limitations associated with using EBITDA and Adjusted EBITDA as non-GAAP financial measures compared to cash flows provided by operating activities.

- EBITDA and Adjusted EBITDA do not reflect the future growth and maintenance capital expenditures,
- EBITDA and Adjusted EBITDA do not reflect the interest, future principal payments and other financing-related charges necessary to service the debt that we have incurred to finance acquisitions and invest in our fixed asset base,
- EBITDA and Adjusted EBITDA do not reflect the deferred income taxes that we will eventually have to pay, and
- EBITDA and Adjusted EBITDA do not reflect changes in our net working capital position.

Management compensates for the above-described limitations in using EBITDA and Adjusted EBITDA as non-GAAP financial measures by only using EBITDA and Adjusted EBITDA to supplement our GAAP results.

Historical Financial Results

	2013	2014
Revenues	$18.4	$42.5
% growth year-over-year	NA	130.77%
Cost of Revenues	$9.9	$23.4
Gross Margin	$8.5	$19.2
% of revenues	46.38%	45.06%
SG&A	$4.2	$8.3
EBITDA	$4.3	$10.9
% of revenues	23.44%	25.63%
Adjusted EBITDA	$4.8	$10.9
% of revenues	26.07%	25.69%

$ In Millions

Pro Forma Historical Financial Results

	2013	2014
Revenues	$30.7	$47.3
% growth year-over-year	NA	54.02%
Cost of Revenues	$16.0	$25.8
Gross Margin	$14.7	$21.5
% of revenues	47.77%	45.50%
SG&A	$5.3	$9.4
EBITDA	$9.4	$12.2
% of revenues	30.62%	25.70%
Adjusted EBITDA	$10.3	$13.0
% of revenues	33.26%	27.47%

$ In Millions

NOTE: The financial information above reflects the results of Aly Centrifuge Inc. as if the acquisition had occurred on January 1, 2013. The results of Aly Directional are included beginning on July 1, 2014.

Second Half 2015 Outlook

	2H15
Average price of crude oil	$57 -$62/bbl
Average price of natural gas	$2.50 - $3.00/mcf
Average number of rigs operating in the US	850 - 900
Revenue	$12.5 -17.5 million
EBITDA	$2.0 - $3.5 million

2H15 Outlook

- Expect revenue in 2H15 to increase slightly when compared to 1H15
  - Utilization increases in all product lines offset by pricing
  - Price cuts of 25-35% implemented in 1H15 in effect throughout 2H15
- Launch new transport service product line
- Expect EBITDA margins of 15-25% in 2H15
  - 10% payroll cuts for all direct and SG&A employees in effect throughout 2H15
  - 25-30% decrease in headcount in 2H15 when compared to 1H15
  - Elimination of sub-rental and third party trucking expense in surface rental
  - Significant reductions in corporate expense and professional fees

2016 – 2017 Outlook

	2016	2017
Average price of crude oil	$65 - $75/bbl	$80 - $90/bbl
Average price of natural gas	$2.75 - $3.25/mcf	$3.50 - $4.25/mcf
Average number of rigs operating in the US	900 – 950	950 – 1100
Revenue	$45 – $55 million	$75 – $90 million
EBITDA	$10 - $15 million	$22.5 - $30 million

2016-2017 Outlook

- Expect significant revenue increases in 2016 and 2017
  - 5% pricing increase in 2H16 and additional 10% increase in 2017
  - Approaching full utilization of current equipment inventory at end of 2016
  - 2016 is first full year of transport services product line
  - Invest in new equipment for directional drilling and solids control product lines in 2H16 and 2017

2016-2017 Outlook

- Expect EBITDA margins of 20-30% in 2016 and 25-35% in 2017
  - Benefit of increased activity spread across fixed costs
  - Benefit of pricing increases which fall directly to the EBITDA line

Well-Positioned in Uncertain Market Conditions

- Ability to adjust capital structure as market conditions change
  - Strong banking relationships provide ability to refinance Senior Secured Debt upon close of minimum equity raise of $3.0 million
  - Strong global equity support
    - Private placement in process to raise $3.0-$10.0 million
    - Reverse stock split in process
    - Application to uplist to NYSE Market in process
    - Negotiating conversion of preferred stock to common equity to simplify existing capital structure
- Flexibility in capital structure may facilitate strategic acquisitions
- Experienced management team
- Effective organization structure post-consolidation and reorganization in 1H15
- Excess equipment to deploy resulting from strategic bulk equipment purchase in 2014
- Robust management reporting software post-1H15 implementation

ALY
ENERGY SERVICES

APPENDIX



Reconciliation of Net Income to Adjusted EBITDA

For the Years Ended December 31,	2013	2014
Components of EBITDA:		
Net Income	$0.7	$2.6
Non-GAAP Adjustments:		
Depreciation and Amortization	2.4	5.0
Interest Expense, Net	0.6	1.3
Income Tax Expense	0.6	2.0
EBITDA	$4.3	$10.9
Adjustments to EBITDA:		
Stock-Based Compensation Expense	$0.1	$0.0
Bad Debt Expense	0.1	0.1
Fair Value Adjustments to Contingent Payment Liability	0.0	(0.4)
Non-Recurring Expenses	0.3	0.3
Adjusted EBITDA	$4.8	$10.9

$ In Millions

Reconciliation of Pro Forma Net Income to Pro Forma Adjusted EBITDA

For the Years Ended December 31,	2013	2014
Components of EBITDA:		
Net Income	$2.3	$3.0
Non-GAAP Adjustments:		
Depreciation and Amortization	4.1	5.6
Interest Expense, Net	1.4	1.3
Income Tax Expense	1.6	2.3
Pro Forma EBITDA	$9.4	$12.2
Adjustments to Pro Forma EBITDA:		
Stock-Based Compensation Expense	$0.1	$0.0
Bad Debt Expense	0.1	0.1
Fair Value Adjustments to Contingent Payment Liability	0.4	0.4
Non-Recurring Expenses	0.3	0.3
Pro Forma Adjusted EBITDA	$10.3	$13.0

$ In Millions